         Amendment No. 1 dated as of April 1, 1997 ("Amendment No. 1") to Agreement dated December 6, 1996 ("Restructuring Agreement"), by and among TRANSMEDIA Network, Inc., TMNI International Incorporated (TRANSMEDIA Network, Inc. and TMNI International Incorporated are collectively referred to herein as "Network"), TRANSMEDIA Europe, Inc. and TRANSMEDIA Asia Pacific, Inc. (TRANSMEDIA Europe Inc. and TRANSMEDIA Asia Pacific, Inc. are individually referred to as "TMNE" and "TMNA" respectively and are collectively referred to as the "Network Licensees")

         WHEREAS the parties wish to amend the Restructuring Agreement as set forth herein.

         NOW, THEREFORE the parties, intending to be legally bound, agree as follows:

         1. Except as otherwise specifically defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Restructuring Agreement.

         2. Section 5 of the Restructuring Agreement shall be amended by deleting it in its entirety and substituting the following:

         "5. Countdown Businesses. Notwithstanding the provisions of paragraph 3 above, New Corp. or a subsidiary of New Corp shall have the right to acquire and conduct on a worldwide basis the business of Countdown, plc, Holding Corp. ("Countdown") in exchange for the payment to Network of the sum of U.S. $750,000 of which $250,000 shall be made by wire transfer to a bank account designated by Network on the closing and $500,000 shall be paid one year thereafter to a bank account designated by Network plus interest at 10% per annum. Such $500,000 obligation shall be evidenced by a convertible promissory note of the Licensees in form to be agreed within one week after the date hereof pursuant to which Network shall have the option to convert some or all of the $500,000 owed into shares of the Network Licensees (in equal amouants) at $1.20 per share (or the equivalent for any successor of the Network Licensees). The conversion purchase price shall be adjusted to reflect stock splits and dividends, issuance to stockholders of warrants and rights with below market exercise prices, distributions to stockholders of securities (other than common stock) or of cash exceeding 10% of market capitalization, restructurings, consolidations or the like. New Corp. and the Network Licensees shall not permit Countdown to use the Network Business Entities' list of Cardholder or their list of Member Restaurants in connection with any activities of Countdown or any other member of the New Corp. Group which


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         would be competitive with the Business. The foregoing shall not prohibit an interest owner of a Network Business Entity from at the same time also owning an interest in Countdown, plc, provided that the limitation on use of the Cardholder and the Member Restaurants list is maintained. The business of Countdown shall not be conducted under the Marks and shall not use the system of operations described under the term Business in Section 1.2 of the Licenses."

         3. Except as amended by Amendment No. 1, the Restructuring Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed, sealed and delivered this Agreement the day and year first above written. TRANSMEDIA NETWORK INC.


ATTEST:                                 By:  ___________________________________

___________________________________     Title:  ________________________________


                                        TMNI INTERNATIONAL INCORPORATED.


ATTEST:                                 By:  ___________________________________

___________________________________     Title:  ________________________________


                                        TRANSMEDIA EUROPE, INC.


ATTEST:                                 By:  ___________________________________

___________________________________     Title:  ________________________________


                                        TRANSMEDIA ASIA PACIFIC, INC.


ATTEST:                                 By:  ___________________________________

___________________________________     Title:  ________________________________